Exhibit 13.(a).1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Scopus Video Networks Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2007

/s/ Yaron Simler —————————————— Yaron Simler Chief Executive Officer

Date: April 14, 2007

/s/ Moshe Eisenberg —————————————— Moshe Eisenberg Chief Financial Officer